UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2016 (November 30, 2016)

C&J Energy Services Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	000-55404	98-1188116
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Crown House, 2nd floor

4 Par-la-Ville Rd

Hamilton HM08 Bermuda

(Address of principal executive offices)

Registrant’s telephone number, including area code: (441) 279-4200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 30, 2016, C&J Energy Services Ltd. (the “Company”) entered into amendments to the existing employment agreements (collectively, the “Executive Employment Agreement Amendments”) of each of Mr. Donald J. Gawick, Mr. Everett “Mike” Hobbs, Mr. Mark Cashiola, Ms. Danielle Hunter, Mr. Patrick Bixenman, Mr. Edward Keppler, Mr. Nicholas Petronio and Mr. Timothy Wallace in connection with the Company’s determination that such persons will continue to serve as executive officers of the reorganized company in the positions noted below following emergence from the Chapter 11 cases being administered under the caption “In re: CJ Holding Co., et al., Case No. 16-33590” in the United States Bankruptcy Court for the Southern District of Texas, Houston Division:

Name	Title
Donald Gawick	President & Chief Executive Officer, Director

Everett (“Mike”) Hobbs	Chief Operating Officer

Mark Cashiola	Chief Financial Officer and Chief Accounting Officer

Danielle Hunter	Executive Vice President, General Counsel, Chief Risk & Compliance Officer

Patrick Bixenman	Chief Administrative Officer and President—Research & Technology

Edward Keppler	President—Corporate Operational Development

Nicholas Petronio	President—Well Services

Timothy Wallace	President—Completion Services

Additionally, the Company entered into amendments to the existing employment agreements of each of Mr. James H. Prestidge, Jr. and Mr. Larry Heidt, determining, among other things, that such persons are no longer deemed senior executive officers of the Company and will not be appointed senior executive officers of the reorganized company.

Amendment of the Employment Agreements of Mr. Donald J. Gawick, Mr. Everett Hobbs, Mr. Mark Cashiola, Ms. Danielle Hunter, Mr. Patrick Bixenman, Mr. Edward Keppler, Mr. Nicholas Petronio and Mr. Timothy Wallace

The Company and Mr. Donald J. Gawick entered into a second amendment to his existing employment agreement (the “Gawick Second Amendment”), effective November 30, 2016. The Gawick Second Amendment amends the existing employment agreement between the Company and Mr. Gawick dated September 26, 2014, effective as of March 24, 2015 and previously filed as Exhibit 10.7 to the Company’s Registration Statement on Form S-4, dated September 29, 2014, as amended by the first amendment to the employment agreement dated June 23, 2016, effective as of June 14, 2016 and previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, dated June 29, 2016. Pursuant to the Gawick Second Amendment, Mr. Gawick will continue to serve as the Company’s President and Chief Executive Officer.

The Company and Mr. Everett “Mike” Hobbs entered into an amendment to his existing employment agreement (the “Hobbs First Amendment”), effective November 30, 2016. The Hobbs First Amendment amends the existing employment agreement between the Company and Mr. Hobbs, effective August 22, 2016 and previously filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K, dated August 22, 2016. Mr. Hobbs currently serves as the Company’s Chief Operating Officer.

The Company and Mr. Mark Cashiola entered into an amendment to his existing employment agreement (the “Cashiola First Amendment”), effective November 30, 2016. The Cashiola First Amendment amends the existing employment agreement between the Company and Mr. Cashiola dated June 23, 2016, effective as of June 15, 2016 and previously filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K, dated June 29, 2016.

The Company and Ms. Danielle Hunter entered into an amendment to her existing employment agreement (the “Hunter First Amendment”), effective November 30, 2016. The Hunter First Amendment amends the existing employment agreement between the Company and Ms. Hunter dated June 23, 2016, effective as of June 15, 2016 and previously filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K, dated June 29, 2016.

The Company and Mr. Patrick Bixenman entered into an amendment to his existing employment agreement (the “Bixenman First Amendment”), effective November 30, 2016. The Bixenman First Amendment amends the existing employment agreement between the Company and Mr. Bixenman, effective August 22, 2016 and previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, dated August 22, 2016.

The Company and Mr. Edward Keppler entered into an amendment to his existing employment agreement (the “Keppler First Amendment”), effective November 30, 2016. The Keppler First Amendment amends the existing employment agreement between the Company and Mr. Keppler, effective June 23, 2016 (the “Keppler Employment Agreement”), a copy of which is filed as Exhibit 10.13 to this Current Report on Form 8-K.

The Company and Mr. Nicholas Petronio entered into an amendment to his existing employment agreement (the “Petronio First Amendment”), effective November 30, 2016. The Petronio First Amendment amends the existing employment agreement between the Company and Mr. Petronio, effective August 22, 2016 and previously filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K, dated August 22, 2016.

The Company and Mr. Timothy Wallace entered into an amendment to his existing employment agreement (the “Wallace First Amendment”), effective November 30, 2016. The Wallace First Amendment amends the existing employment agreement between the Company and Mr. Wallace, effective October 6, 2016, and previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, dated October 11, 2016.

Among other things, the Executive Employment Agreement Amendments provide in pertinent part that the Company’s emergence from bankruptcy proceedings under Chapter 11 of the U.S. Bankruptcy Code will not constitute a Change of Control, as defined in each executive’s employment agreement, as amended. Additionally, the Executive Employment Agreement Amendments allow the compensation committee of the board of directors of the Company (the “Compensation Committee”) to determine that up to 50% of the value of any annual bonus payable to the executive will be paid in stock of the Company and the remainder paid in cash.

The foregoing description of the each of the Executive Employment Agreement Amendments are not complete and are qualified in their entirety by reference to the complete text of the respective amendments, copies of which are filed as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, and 10.8, respectively, and incorporated herein by reference.

Amendment of the Employment Agreements of Mr. James H. Prestidge, Jr. and of Mr. Larry Heidt

The Company and Mr. James H. Prestidge, Jr. entered into an amendment to his existing employment agreement (the “Prestidge Second Amendment”), effective November 30, 2016. The Prestidge Second Amendment amends the existing employment agreement between the Company and Mr. Prestidge dated September 26, 2014, effective as of March 24, 2015 and previously filed as Exhibit 10.10 to the Company’s Registration Statement on Form S-4, dated September 29, 2014 (the “Prestidge Employment Agreement”), as amended by the first amendment to the employment agreement dated September 2, 2016 (the “Prestidge First Amendment” and, together with the Prestidge Second Amendment, the “Prestidge Amendments”).

Pursuant to the Prestidge Employment Agreement, as amended by the Prestidge Amendments (the “Prestidge Amended Employment Agreement”), Mr. Prestidge continues to serve as Chief Strategy Officer for a term ending on the date that Mr. Prestidge’s employment terminates in accordance with the terms of the Prestidge Amended Employment Agreement. Mr. Prestidge is currently working at a reduced schedule and the Prestidge Amended Employment Agreement provides that he receives an annual base salary of $270,000, which amount is subject to annual review and may be increased, but not decreased, without Mr. Prestidge’s written consent. Mr. Prestidge is eligible to receive an annual bonus equal to 100 percent of his annual base salary for each full calendar year beginning on or after January 1, 2015 that he is employed by the Company in which the Company achieves certain targets as set forth by the Compensation Committee. In addition, Mr. Prestidge is eligible to receive discretionary bonuses as determined solely by the Board, employee benefits for him and his eligible family members that the Company ordinarily provides to similarly situated employees and long-term equity compensation awards, beginning in 2015, at a target award level of no less than Mr. Prestidge’s Total Cash Compensation (as defined in the Prestidge Amended Employment Agreement).

The Company and Mr. Larry Heidt also entered into an amendment to his existing employment agreement (the “Heidt Second Amendment”), effective November 30, 2016. The Heidt Second Amendment amends the existing employment agreement between the Company and Mr. Heidt dated March 24, 2015 (the “Heidt Employment Agreement”), as amended by the first amendment to the employment agreement dated February 2, 2016 (the “Heidt First Amendment” and, together with the Heidt Second Amendment, the “Heidt Amendments”).

Pursuant to the Heidt Employment Agreement, as amended by the Heidt Amendments (the “Heidt Amended Employment Agreement”), Mr. Heidt serves as President of Industry Relations for a term ending on the date that Mr. Heidt’s employment terminates in accordance with the terms of the Heidt Amended Employment Agreement. Mr. Heidt is currently working at a reduced schedule and the Heidt Amended Employment Agreement provides that Mr. Heidt receives an annual base salary of $270,000, which amount is subject to annual review and may be increased, but not decreased, without Mr. Heidt’s written consent. Mr. Heidt is eligible to receive an annual bonus equal to 100 percent of his annual base salary for each full calendar year beginning on or after January 1, 2015 that he is employed by the Company in which the Company achieves certain targets as set forth by the Compensation Committee. In addition, Mr. Heidt is eligible to receive discretionary bonuses as determined solely by the Board, employee benefits for him and his eligible family members that the Company ordinarily provides to similarly situated employees and long-term equity compensation awards, beginning in 2015, at a target award level of no less than Mr. Heidt’s Total Cash Compensation (as defined in the Heidt Amended Employment Agreement).

Among other things, the Prestidge Second Amendment and the Heidt Second Amendment provide that the restructuring transactions contemplated by the plan of reorganization arising under the Company’s bankruptcy proceedings under Chapter 11 of the U.S. Bankruptcy Code, including the emergence from bankruptcy as contemplated thereby, will not constitute a Change of Control, as defined in the Prestidge Amended Employment Agreement and Heidt Amended Employment Agreement, respectively. Additionally, both the Prestidge Second Amendment and the Heidt Second Amendment allow the Compensation Committee to determine that up to 50% of the value of any annual bonus payable to Mr. Prestidge or Mr. Heidt, respectively, will be paid in stock of the Company and the remainder paid in cash. Following the Company’s emergence from bankruptcy neither Mr. Prestidge nor Mr. Heidt will serve as executive officer of the reorganized company.

Additionally, among other things, the Prestidge Second Amendment and the Heidt Second Amendment provide for the following severance payment and benefits:

•	If executive is terminated other than for cause, death or permanent disability (each as defined in the Prestidge Amended Employment Agreement), in each case, outside of the period beginning 30 days prior to the effective date of a change of control (as defined in the Prestidge Amended Employment Agreement) and ending on the two year anniversary of the effective date of such change of control (the “Protected Period”), then executive will be eligible to receive: (i) to the extent unpaid, the sum of executive’s base salary earned through the date of termination and any accrued, unused vacation pay earned by executive and any unreimbursed business expenses, (ii) subject to satisfaction of any applicable performance targets, any of executive’s unpaid bonuses with respect to a previous calendar year completed prior to the date of termination (without regard to any continued employment requirement) (each (i) and (ii), the “Accrued Obligations”), and (iii) subject to executive’s execution of a release and compliance with certain restrictive covenants specified in the Prestidge Amended Employment Agreement, (a) lump sum payment of an amount equal to two times executive’s annualized base salary in effect on the date of termination and (b) a lump sum payment of an amount equal to all Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”), premiums that would be payable for the 12 month period beginning on the date of termination, assuming that executive and executive’s eligible dependents elected COBRA coverage (without regard to whether actual coverage was elected or would be applicable for the entire 12 month period).

•	If executive is terminated other than for cause, death or permanent disability, during the Protected Period in connection with a change of control, then executive will be eligible to receive (in lieu of the ordinary severance payments and benefits described above): (i) the Accrued Obligations, and (ii) subject to executive’s execution of a release and compliance with certain restrictive covenants specified in the Prestidge Amended Employment Agreement (a) lump sum payment of an amount equal to two times executive’s annualized base salary in effect on the date of termination and (b) a lump sum payment of an amount equal to all COBRA premiums that would be payable for the 12 month period beginning on the date of termination, assuming that executive and executive’s eligible dependents elected COBRA coverage (without regard to whether actual coverage was elected or would be applicable for the entire 12 month period).

•	If executive is terminated by reason of death or permanent disability, then executive will be eligible to receive: (i) the Accrued Obligations, (ii) payment of the annual bonus for the calendar year in which the termination occurs based on actual performance, (iii) full vesting of any and all long-term equity compensation awards held by executive (provided that any awards intended to be performance-based compensation within the meaning of Section 162(m) of the Internal Revenue Code shall be paid at the target level without regard to actual performance), with any unexercised stock options remaining exercisable for their full term, and (iii) timely payment or provision of any and all benefit obligations provided under Section 3.4 of the Prestidge Amended Employment Agreement (which includes, but is not limited to, employee benefits, sick-leave benefits, disability insurance and paid vacation), which under their terms are payable in the event of executive’s death or permanent disability.

The foregoing description of the Prestidge Amendment Employment Agreement, including Prestidge Second Amendment thereto, and the Heidt Amendment Employment Agreement, including the Heidt Second Amendment, are not complete and are qualified in their entirety by reference to the complete text of each such agreements, copies of which are filed as Exhibits 10.9, 10.10, 10.11 and 10.12, respectively, and incorporated herein by reference.

Item 8.01	Other Events.

To the extent required, the information included in Item 5.02 of this Current Report on Form 8-K is incorporated into this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

*10.1	Second Amendment to Employment Agreement dated as of November 30, 2016 by and between C&J Energy Services Ltd. and Donald J. Gawick.

*10.2	First Amendment to Employment Agreement dated as of November 30, 2016 by and between C&J Energy Services Ltd. and Everett Hobbs.

*10.3	First Amendment to Employment Agreement dated as of November 30, 2016 by and between C&J Energy Services Ltd. and Mark Cashiola.

*10.4	First Amendment to Employment Agreement dated as of November 30, 2016 by and between C&J Energy Services Ltd. and Danielle Hunter.

*10.5	First Amendment to Employment Agreement dated as of November 30, 2016 by and between C&J Energy Services Ltd. and Patrick Bixenman.

*10.6	First Amendment to Employment Agreement dated as of November 30, 2016 by and between C&J Energy Services Ltd. and Edward Keppler.

*10.7	First Amendment to Employment Agreement dated as of November 30, 2016 by and between C&J Energy Services Ltd. and Nicholas Petronio.

*10.8	First Amendment to Employment Agreement dated as of November 30, 2016 by and between C&J Energy Services Ltd. and Timothy Wallace.

*10.9	First Amendment to Employment Agreement dated as of September 2, 2016 by and between C&J Energy Services Ltd. and James H. Prestidge, Jr.

*10.10	Second Amendment to Employment Agreement dated as of November 30, 2016 by and between C&J Energy Services Ltd. and James H. Prestidge, Jr.

*10.11	First Amendment to Employment Agreement dated as of February 2, 2016 by and between C&J Energy Services Ltd. and Larry Heidt.

*10.12	Second Amendment to Employment Agreement dated as of November 30, 2016 by and between C&J Energy Services Ltd. and Larry Heidt.

*10.13	Employment Agreement dated as of June 23, 2016 by and between C&J Energy Services Ltd. and Edward Keppler.

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

C&J ENERGY SERVICES LTD.
(Registrant)

By:	/s/ Danielle Hunter
Name:	Danielle Hunter
Title:	Executive Vice President and General Counsel

Date: December 6, 2016

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

*10.1	Second Amendment to Employment Agreement dated as of November 30, 2016 by and between C&J Energy Services Ltd. and Donald J. Gawick.

*10.2	First Amendment to Employment Agreement dated as of November 30, 2016 by and between C&J Energy Services Ltd. and Everett Hobbs.

*10.3	First Amendment to Employment Agreement dated as of November 30, 2016 by and between C&J Energy Services Ltd. and Mark Cashiola.

*10.4	First Amendment to Employment Agreement dated as of November 30, 2016 by and between C&J Energy Services Ltd. and Danielle Hunter.

*10.5	First Amendment to Employment Agreement dated as of November 30, 2016 by and between C&J Energy Services Ltd. and Patrick Bixenman.

*10.6	First Amendment to Employment Agreement dated as of November 30, 2016 by and between C&J Energy Services Ltd. and Edward Keppler.

*10.7	First Amendment to Employment Agreement dated as of November 30, 2016 by and between C&J Energy Services Ltd. and Nicholas Petronio.

*10.8	First Amendment to Employment Agreement dated as of November 30, 2016 by and between C&J Energy Services Ltd. and Timothy Wallace.

*10.9	First Amendment to Employment Agreement dated as of September 2, 2016 by and between C&J Energy Services Ltd. and James H. Prestidge, Jr.

*10.10	Second Amendment to Employment Agreement dated as of November 30, 2016 by and between C&J Energy Services Ltd. and James H. Prestidge, Jr.

*10.11	First Amendment to Employment Agreement dated as of February 2, 2016 by and between C&J Energy Services Ltd. and Larry Heidt.

*10.12	Second Amendment to Employment Agreement dated as of November 30, 2016 by and between C&J Energy Services Ltd. and Larry Heidt.

*10.13	Employment Agreement dated as of June 23, 2016 by and between C&J Energy Services Ltd. and Edward Keppler.

*	Filed herewith.